Rule 497(d)

                                    FT 6040

                          SUPPLEMENT TO THE PROSPECTUS

      Notwithstanding anything to the contrary in the Prospectus, effective August 17, 2017 the Prospectus section "Public Offering - Sales Charges - Secondary Market" shall be replaced with the following paragraph and chart:

      SECONDARY MARKET. The maximum sales charge during the secondary market is determined based upon the number of years remaining to the maturity of each Security in the Trust, but in no event will the secondary market sales charge exceed 3.75% of the Public Offering Price (equivalent to 3.896% of the net amount invested). For purposes of computation, Securities will be deemed to mature either on their expressed maturity dates, or an earlier date if: (a) they have been called for redemption or funds have been placed in escrow to redeem them on an earlier call date; or (b) such Securities are subject to a "mandatory tender." The effect of this method of sales charge computation will be that different sales charge rates will be applied to each of the Securities, in accordance with the following schedule:

                                                 SECONDARY
                                                  MARKET
          YEARS TO MATURITY                    SALES CHARGE
         ------------------------------------------------------
          Less than 3..........................     1.50%
          3 but less than 6....................     2.25%
          6 but less than 9....................     2.75%
          9 but less than 12...................     3.25%
          12 or more...........................     3.75%


      In addition, in order to comply with the amended standard settlement cycle for securities transactions, effective September 5, 2017 you will be required to pay for Units you purchase two business days (or such other number of days necessary to comply with Rule 15c6-1(a) under the Securities Exchange Act of 1934, as amended, as then in effect) following your order. Also, commencing such date, Unit holders tendering Units for redemption will receive cash in an amount for each Unit tendered equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender two business days (or such other number of days necessary to comply with Rule 15c6-1(a) under the Securities Exchange Act of 1934, as amended, as then in effect) after the day you tender your Units.

August 15, 2017